Exhibit 99.5

Deal Name:      MSABS 2004-SD1

Detailed collateral info
                                                  % of                                            % of   % of     %             2nd
                 # of                   Avg.      group             Season-                       Full  Primary Single   %     lien
                 Loans    Balance      Balance   balance WAC   WARM  ing   FICO OLTV   CLTV  DTI  DOC%   Owner  Family Cashout   %
                 ----- -------------- ---------- ------ ------ ----- ---- ----- ---- ------- --- ------ ------- -----  ------- -----
Aggregated       1,416 263,255,465.00 185,914.88         6.640   319   17   652        71.66      60.12   90.00 77.68    38.93  1.95
                 ----- -------------- ---------- ------ ------ ----- ---- ----- ---- ------- --- ------ ------- -----  ------- -----
Average Loan
Balance
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
1-25,000            61   1,280,393.00                    9.099   192   54  652        82.48       80.11   89.88 81.42    16.04 68.32
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
25,001-50,000      156   5,705,167.00                    8.999   234   35  618        76.49       76.77   84.59 76.07    24.83 39.77
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
50-74,999          156   9,774,881.00                    8.253   284   30  610        74.25        72.1    87.4 77.15    37.39 10.87
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
400--500k           53  23,750,642.00                    6.181   327   12  668        68.08       54.47    86.6 76.64    42.95     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
500-750k            56  33,832,402.00                    5.771   338   11  692        67.47       46.56     100    79    39.52     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
750,001-1MM         12  11,086,456.00                    5.368   336   12  700        62.81       77.63   82.11  91.1    25.59     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
GT 1MM               8   9,133,316.00                    5.577   348   12  670        68.99       74.29   88.22  62.4        0     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

FICO
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
N/A or Below 500    58   8,731,817.00                    8.556   328   22  483        76.12       77.36   90.13 85.73    50.03  0.83
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
500-525            105  13,173,619.00                     8.57   329   20  512        78.73       72.54   95.55 84.66    62.92  0.98
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
526-550            154  21,992,594.00                    8.192   320   28  536        76.87       68.15   96.43 80.79    47.99  1.86
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
550-575            122  19,110,889.00                    7.908   324   26  563        76.05       56.47   92.73  77.2    45.03  2.14
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
575-599             99  16,656,194.00                    7.631   325   20  589        73.05       67.46   92.15  82.1    52.21  2.97
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
600-625            127  19,600,410.00                    7.592   328   16  612        79.74       60.25   91.46 77.29    41.88  5.75
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

LTV
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
80                   2   1,132,000.00                    4.826   350   10   758          80           0     100 51.59        0     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
80.01-85           127  20,705,529.00                    8.071   337   17  585        83.81       70.34   95.99 82.39    51.71  0.05
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
85.01-90           135  24,346,453.00                    7.206   337   13  633        88.73       52.58   92.69 75.41    38.62  1.09
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
90.01-95            64   9,916,367.00                    7.135   333   12  625        93.94        83.4   98.14 87.25    39.67  6.04
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
95.01-100          141   8,978,991.00                    8.523   281   12  640        98.04       80.72   99.47 77.98     8.32  47.4
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
GT >100              2     153,946.00                    9.045   272   36  514       105.57         100      100   100   44.98     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
all New Century    410  55,234,776.00                    8.282   342    9  589        79.96       50.47   93.29 75.69    60.94  6.19
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
all Other
Originators        364  55,184,635.00                    7.775   319   19  613        78.89       73.39   92.42 85.23    45.57  3.11
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
fixed-rate         726 116,442,508.00                    6.824   290   18  667        70.17       59.09   87.66  77.6    31.89  4.41
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
arm                690 146,812,957.00                    6.495   342   17  641        72.85       60.94   91.88 77.75    44.51     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

Mortgage Rates
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
9.01-9.5            61   6,713,977.00                     9.28   331   11  564        80.69       63.99   98.54 86.65    66.53  7.37
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
9.51-10             48   4,730,890.00                     9.83   316   26  557        75.36       75.74   98.93 78.63    56.99 10.84
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
10.01-10.5          33   2,993,462.00                    10.32   322   25  565        75.12       45.14   93.78 79.27    62.86  2.16
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
10.51-11            82   5,470,262.00                    10.88   295   13  559        84.74       76.45   98.68 87.97    27.89 41.56
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
11.01-12            51   3,347,653.00                    11.59   272   36  547        78.16       72.04   91.35 92.89    44.12 17.13
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
12.01-13            20   1,445,557.00                    12.69   225   38  555        84.22       72.83   94.12 60.83    54.82 20.45
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
greater than 13      8     446,690.00                    13.69   180   53  535        69.73       69.66      100  76.9   13.93     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

Seasoning
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
<24 mons          1166 225,557,642.00                    6.478   327    9  661        72.22       57.51   89.68 78.17    41.27  2.27
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
25-36               50  14,154,084.00                    8.036   326   34  593         70.7       58.57   95.47 73.78    22.49     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
37-42               17   4,343,912.00                    8.676   316   38  594        72.69       85.86   95.99 82.72    29.34     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
43-48                6     408,314.00                    9.884   261   44  535        77.13         100      100   100   24.93     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
49-54               13   1,397,500.00                    11.02   202   52  577        80.43        90.3   96.37 76.73    44.34     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
55-60                9   1,066,086.00                    8.122   303   57  571           81         100   82.02 82.41    42.48     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
>61 months         155  16,327,925.00                    6.573   221  105  615        63.06       84.46   88.08  72.2       23     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
2-4 family          95  17,523,637.00                    7.291   314   19  643        70.65       47.19   68.63      0      48  0.14
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
investment         123  15,246,673.00                    6.704   323   16  662        65.58       46.83       0  54.07   46.42     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
2nd home            39  10,700,723.00                    5.908   305   16  716        63.38       74.63       0  80.55   13.04     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
subperforming       86  12,693,493.00                    7.994   334   24  538        79.09       78.25   95.84 81.61    52.35     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
reperforming        58   5,792,560.00                    10.28   271   51  522        76.14       71.27   92.86 92.26    45.63     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

States
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
OH                  21   2,294,684.00                    8.694   331   26  582        79.06       79.05   95.53 91.54    44.37     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
NC                  45   7,394,671.00                    6.387   321   10  671        71.25       70.32   74.98 87.87    29.28  3.78
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
SC                  22   3,581,446.00                    6.605   318   16  659        66.31       72.56      91 59.04    47.75     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

Documentation
Type
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
stated             373  77,966,336.00                    6.614   325   11  658        69.43           0   89.26 73.61    47.52  0.88
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
no doc              22   3,319,715.00                    6.169   315   15  690        71.46           0   78.09 63.81        0  1.43
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
limted              68  16,629,287.00                    6.719   318   14  665        67.92           0    90.4 75.17    24.29   2.8
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
streamline          26   7,067,418.00                    6.488   309   21  676        69.49           0   98.21 45.87     4.75     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
cash out           546 102,473,509.00                    7.037   329   14  631        72.29       59.58   91.73 79.68      100  0.79
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
over 80, no MI     214  38,761,802.00                    7.983   343   12  599        87.86       61.61   95.22 79.34    56.26     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----
over 80, with MI   123  20,208,608.00                    6.373   332   19  648        89.68       75.35   95.11 81.47     11.1     0
                 ----- --------------                   ------ ----- ---- -----     -------      ------ ------- -----  ------- -----

Debt to Income Ratio

40-45
45-50
50-55

greater than 55

Notes: OLTV means the original LTV of the loan; CLTV applies if there is a silent 2nd lien behind;

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Deal Name: MSABS 2004-SD1     only loans that are not originated by BoA,
                                     WaMu and National City


                                       % of                                         % of   % of     %           2nd    % of  % of
           # of                  Avg.  group            Season-                     full  Primary Single    %   lien  reper- subper-
           Loans    Balance   Balance balance  WAC  WARM ing  FICO OLTV  CLTV  DTI   Doc   Owner  Family Cashout  %  forming forming
           ----- ------------- ------ ------  ----- ---- --- ----- ---- ------ --- ------- ------ ------- ----- ----- -----  -----
Aggregated
Other        364 55,184,635.00                7.775  319  19   613       78.89       73.39  92.42   85.23 45.57  3.11  9.35   8.98
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
by FICO
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
below 500     29  4,307,042.00                9.559  323  27   484       78.54       77.48  92.66   81.68 36.38     0 37.93  29.15
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
501-525       34  3,993,571.00                9.535  325  19   514       79.87       81.27  90.65   88.79  63.7     0 16.59  18.32
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
526-550       61  7,968,086.00                8.954  305  31   538        79.5       79.59  96.64   86.58 55.31  1.89 24.48  18.05
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
551-600       65  9,904,506.00                8.311  324  22   569        75.6       73.07  89.92   79.33 50.87  1.47  7.01  12.87
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
601-625       25  4,347,078.00                7.917  335  17   611       83.17       78.01  92.79   89.68 70.04  2.48  2.41   5.87
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
626-650       25  3,618,485.00                 7.31  334  17   638       82.18        71.9  92.26   90.48 40.89  1.09  1.09      0
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
651-675       26  5,381,984.00                  6.7  331  14   664       81.26       76.47  93.03   85.84 53.66   3.7   1.4      0
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
gt 675        99 15,663,885.00                6.333  306  12   717       77.74       65.32  91.96    85.7  26.7  6.84     0      0
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                       % of                                         % of   % of     %           2nd    % of  % of
           # of                  Avg.  group            Season-                     full  Primary Single    %   lien  reper- subper-
           Loans    Balance   Balance balance  WAC  WARM ing  FICO OLTV  CLTV  DTI   Doc   Owner  Family Cashout  %  forming forming
           ----- ------------- ------ ------  ----- ---- --- ----- ---- ------ --- ------- ------ ------- ----- ----- -----  -----
Aggregated   410 55,234,776.00                8.282  342   9   589       79.96       50.47  93.29   75.69 60.94  6.19  1.14   8.39
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
by FICO
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
below 500     28  3,484,312.00                8.738  342  10   483       77.27       63.21  94.08      79 82.92  2.08 11.43  25.53
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
501-525       54  7,053,514.00                 8.52  346   9   514       77.98        57.6  98.26   79.63 66.88  1.84  1.39  10.31
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
526-550       61  7,464,495.00                8.672  346   9   536        76.1       58.91  97.35   79.83  63.3  3.45     0  21.27
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
551-600      104 13,228,542.00                8.378  342   8   577       79.15       51.04  93.31   76.96  61.8  6.09  0.62   4.75
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
601-625       68  7,956,347.00                 8.63  336   8   613       81.86       51.65  92.59   84.29 64.87 12.57  0.68   5.38
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
626-650       47  6,859,531.00                7.802  335   8   639          81       49.06  93.57   79.07 49.02 10.91     0      0
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
651-675       20  3,459,838.00                7.542  342   8   665        86.9       38.89   95.8   73.43 52.72  8.17     0      0
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----
gt 675        28  5,728,197.00                7.522  350   7   698       82.86       28.66  80.47   45.88 48.95  2.09     0   6.53
           ----- -------------                ----- ---- --- -----      ------     ------- ------ ------- ----- ----- -----  -----


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.